Lutheran Brotherhood

and

LB Variable Annuity Account I

Individual Flexible Premium Variable Annuity Contract

Supplement to Statement of Additional Information dated May 1, 2001

Lutheran Brotherhood has entered into an agreement with Aid Association for Lutherans ("AAL") under which Lutheran Brotherhood will merge with and into AAL. Like Lutheran Brotherhood, AAL is a fraternal benefit society. The merger, which has received initial approval from the Boards of Directors of the two companies, is subject to approval from several government agencies and certain other conditions. Among those conditions, approximately 300 Lutheran Brotherhood member delegates must vote on the merger, and the AAL Board must grant final approval. The merger is expected to close on or before December 31, 2001.

It is anticipated that as a result of the merger the LB Variable Annuity Account I will continue as a separate account of the merged organization and the contracts offered by the Prospectus accompanying this Statement of Additional Information will continue as contracts of the merged entity.

The date of this Supplement is July 12, 2001.

Please include this supplement with your Statement of Additional Information.